SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Capitol Street, Suite 3000, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 6, 2023, the Board of Directors of Waste Management, Inc. (the “Company”) approved and adopted amended and restated by-laws of the Company (the “Amended and Restated By-laws”). The Amended and Restated By-laws update the procedural mechanics and disclosure requirements in connection with stockholder proposals under Section 2.13 “Stockholder Proposals” and stockholder nominations under Section 2.14 “Nomination of Directors” including, without limitation, to require a stockholder’s notice to include certain information with respect to the affiliates and associates of the stockholder giving the notice and the beneficial owner on whose behalf the nomination or proposal is made and to require certain additional disclosures from such parties. The Amended and Restated By-laws also amend Section 2.14 to require that any stockholder soliciting proxies from other stockholders must use a proxy card color other than white.

Additionally, the Amended and Restated By-laws include revisions to align with recent amendments to the General Corporation Law of the State of Delaware, to clarify the applicable voting standards when a separate class vote of stockholders is required and a different or minimum vote is provided by applicable statute, the certificate of incorporation, by-laws or regulation; to make the Amended and Restated By-laws gender neutral; and to make other ministerial or conforming changes.

The above description is qualified in its entirety by reference to the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description

3.2	Amended and Restated By-laws of Waste Management, Inc. as of November 6, 2023

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: November 7, 2023	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Executive Vice President, Corporate Development and Chief Legal Officer